The Royce Fund

Supplement to the Investment, Service, and Institutional Class Shares Prospectus Dated May 1, 2025

Royce International Premier Fund

I. Effective as of the close of business on December 31, 2025, the paragraph appearing under the heading “Investment Adviser and Portfolio Management” for Royce International Premier Fund is deleted in its entirety and replaced with the relevant information below.

Royce International Premier Fund

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. Mark Fischer is the Fund's portfolio manager. He is assisted by Portfolio Manager Evan Choi, CFA®. Mr. Fischer became portfolio manager on January 1, 2023. He was previously co-portfolio manager (May 1, 2022—December 31, 2022) and portfolio manager (May 1, 2021—April 30, 2022). Mr. Choi became assistant portfolio manager as of the close of business on December 31, 2025.

II. Effective as of the close of business on December 31, 2025, the information below relating to Evan Choi, CFA®, is added under the heading “Management of the Funds.”

Evan Choi, CFA®

Portfolio Manager

Employed by Royce since 2022

Assistant Portfolio Manager for:

Royce International Premier Fund

Previously a Senior Analyst (2019-2022) and Analyst (2012-2018) at Kabouter Management.

III. Effective as of the close of business on December 31, 2025, the information appearing under the heading “Management of the Funds” for Royce International Premier Fund that is inconsistent with the relevant disclosure above is hereby revised accordingly.

September 30, 2025

ISI-RIP-0925